Exhibit 10.1

FIRST AMENDMENT TO LEASE AGREEMENT
THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of June 27, 2013, by and between DOLBY PROPERTIES, LLC, a California limited liability company (“Landlord”), and DOLBY LABORATORIES, INC., a California corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant are parties to that certain Lease dated May 5, 2003 (the “Lease”). Pursuant to the Lease, Landlord leases to Tenant space consisting of approximately 15,167 rentable square feet comprised of the entirety of Suite 1001, Suite 1002 and Suite 1003 (the “Premises”) in the building located at 999 Brannan Street, San Francisco, California (the “Building”).
B.    Landlord and Tenant desire to, among other things, amend the Lease to extend the Term of Lease on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.Extension. The Term is hereby extended and shall expire on December 31, 2014 (the “Extension Expiration Date”), unless sooner terminated in accordance with the terms of the Lease or extended pursuant to Section 5 below. That portion of the Term commencing on October 1, 2013 (the “Extension Effective Date”) and ending on the Extension Expiration Date shall be referred to herein as the “Extension Term”, and from and after the Extension Effective Date, references in the Lease to the “Term” shall be deemed to include the Extension Term, and references in the Lease to the “Expiration Date” shall mean the Extension Expiration Date.

2.Base Rent. From and after the Extension Effective Date, the schedule of Base Rent payable for the Premises shall be the following:

Period	Base Rent Per Square Foot	Annual Base Rent	Monthly Base Rent
10/01/13 - 12/31/14	$50.00	$758,350.00	$63,195.83
01/01/15 - 06/30/15 (Renewal Term) **	$50.00	$758,350.00	$63,195.83

** To the extent applicable

All Rent and other sums payable under the Lease, shall be payable by Tenant in accordance with the Lease.

3.Real Property Taxes, Utilities and Services.

(a)During the Extension Term, Tenant shall have no obligation to pay any Increases in Direct Expenses pursuant to Section 4.1.2 of the Lease.

(b)If Tenant exercises either or both of the Renewal Options (as defined below), then, Tenant's obligation to pay Increases in Direct Expenses pursuant to Section 4.1.2 of the Lease shall be reinstated during the Renewal Term (as defined below); provided that for such purposes the Base Year shall be the 2014 calendar year, and provided, further, if the Building is less than ninety-five percent (95%) occupied throughout the Base Year or the Lease Year that includes the Renewal Term, then, for the purposes of calculating Direct Expenses during any such year, the actual Direct Expenses for the calendar year in question shall be increased by Landlord to be the amount of such expenses which Landlord reasonably determines would have been incurred during that calendar year if the Building had been ninety-five percent (95%) occupied throughout such calendar year. Tenant's obligation to pay Increases in Direct Expenses for the Lease Year that includes the Renewal Term shall be prorated on the basis of the number of days during such Lease Year that

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includes the Renewal Term. Notwithstanding the foregoing, at all times during the Extension Term and the Renewal Term (if applicable), Tenant shall directly contract for, and pay the cost of, all janitorial services for the Building.

(c)Any increase in Real Property Taxes attributable to Alterations constructed prior to the date hereof shall be deemed to be Direct Expenses and not Tenant Taxes.

(d)Tenant's Pro Rata Share, as stated in the Basic Lease Information, is hereby corrected to be 11.30% (i.e., 15,167 rentable square feet in the Premises divided by 134,280 rentable square feet in the Building).

4.Early Termination Option. Tenant shall have the right to terminate the Lease (the “Termination Option”), effective as of September 30, 2014 (the “Termination Date”) by delivering notice of Tenant's exercise of the Termination Option (the “Termination Notice”) no later than March 31, 2014. As of the date Tenant properly exercises the Termination Option, any unexercised rights or options of Tenant to extend the Term shall immediately be deemed terminated and of no further force or effect.

5.Option to Renew.

(a)Tenant shall have two (2) successive options to renew (each a “Renewal Option”, and together, the “Renewal Options”) the Term of the Lease beyond the Extension Expiration Date for three (3) months each (individually and together, the “Renewal Term”), on the same terms and conditions set forth in the Lease, except as expressly amended hereby.

(b)A Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not less than six (6) months prior to the commencement of a Renewal Term. If Tenant fails to exercise a Renewal Option in a timely manner as provided above, such Renewal Option shall be void. If Tenant fails to exercise the first Renewal Option in a timely manner, as provided above, the second Renewal Option shall also be void.

6.Condition; Alterations. Tenant is currently in possession of the Premises and accepts the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to (i) perform any alterations, additions, repairs or improvements (except for Landlord's continuing obligations under Sections 7.2, 9.1 and 9.2 of the Lease), (ii) fund or otherwise pay for any alterations, additions, repairs or improvements to the Premises (except in connection with Landlord's continuing obligations under Sections 7.2, 9.1 and 9.2 of the Lease, and without relieving Tenant of its obligation to pay Increases in Direct Expenses as provided in Section 3(b) above), or (iii) grant Tenant any free rent, concessions, credits or contributions of money with respect to the Premises. Any and all repairs, alterations and improvement work shall be made in accordance with Article 7 of the Lease.

7.Miscellaneous.

(a)The Lease, as amended by this Amendment, sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

(b)Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

(c)In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

(d)Capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

(e)Tenant and Landlord, each represents and warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Amendment other than Resource Real Estate Group and The CAC Group (“Brokers”). Landlord shall pay a commission to Brokers in accordance with a separate written agreement with each of them. Landlord and Tenant each shall indemnify and hold the other harmless from and against any claim, loss, liability, damage, fee or charge, so far as the same arises by reason of services alleged to have been rendered in connection with this Amendment by any party other than Brokers, at the instance of, or agreed to by the indemnifying party.

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(f)Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

(g)This Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment may be executed in so-called “pdf” format and each party has the right to rely upon a pdf counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LANDLORD:	TENANT:
DOLBY PROPERTIES, LLC, a California limited liability company By: Dolby Laboratories, Inc., a California corporation Managing Member By:/s/ Andy Sherman Name:Andy Sherman Title:EVP and General Counsel	DOLBY LABORATORIES, INC., a California corporation By:/s/ Kevin Yeaman Name:Kevin Yeaman Title:President and Chief Executive Officer

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FIRST AMENDMENT TO LEASE AGREEMENT
THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of June 27, 2013, by and between DOLBY PROPERTIES, LLC, a California limited liability company (“Landlord”), and DOLBY LABORATORIES, INC., a California corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant are parties to that certain Lease dated August 1, 1998 (the “Lease”). Pursuant to the Lease, Landlord leases to Tenant space consisting of approximately 2,696 rentable square feet comprised of the entirety of Suite 123, Suite 124 and Suite 125 (the “Premises”) in the building located at 999 Brannan Street, San Francisco, California (the “Building”).
B.    Landlord and Tenant desire to, among other things, amend the Lease to extend the Term of Lease on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.Extension. The Term is hereby extended and shall expire on December 31, 2014 (the “Extension Expiration Date”), unless sooner terminated in accordance with the terms of the Lease or extended pursuant to Section 5 below. That portion of the Term commencing on July 1, 2013 (the “Extension Effective Date”) and ending on the Extension Expiration Date shall be referred to herein as the “Extension Term”, and from and after the Extension Effective Date, references in the Lease to the “Term” shall be deemed to include the Extension Term, and references in the Lease to the “Expiration Date” shall mean the Extension Expiration Date.

2.Base Rent. From and after the Extension Effective Date, the schedule of Base Rent payable for the Premises shall be the following:

Period	Base Rent Per Square Foot	Annual Base Rent	Monthly Base Rent
7/01/13 - 12/31/14	$50.00	$134,800.00	$11,233.33
01/01/15 - 06/30/15 (Renewal Term) **	$50.00	$134,800.00	$11,233.33

** To the extent applicable

All Rent and other sums payable under the Lease, shall be payable by Tenant in accordance with the Lease.

3.Real Property Taxes, Utilities and Services.

(a)During the Extension Term, Tenant shall have no obligation to pay any Increases in Direct Expenses pursuant to Section 4.1.2 of the Lease.

(b)If Tenant exercises either or both of the Renewal Options (as defined below), then, Tenant's obligation to pay Increases in Direct Expenses pursuant to Section 4.1.2 of the Lease shall be reinstated during the Renewal Term (as defined below); provided that for such purposes the Base Year shall be the 2014 calendar year, and provided, further, if the Building is less than ninety-five percent (95%) occupied throughout the Base Year or the Lease Year that includes the Renewal Term, then, for the purposes of calculating Direct Expenses during any such year, the actual Direct Expenses for the calendar year in question shall be increased by Landlord to be the amount of such expenses which Landlord reasonably determines would have been incurred during that calendar year if the Building had been ninety-five percent (95%) occupied throughout such calendar year. Tenant's obligation to pay Increases in Direct Expenses for the Lease Year that includes the Renewal Term shall be prorated on the basis of the number of days during such Lease Year that includes the Renewal Term. Notwithstanding the foregoing, at all times during the Extension Term and the Renewal Term (if applicable), Tenant shall directly contract for, and pay the cost of, all janitorial services for the Building.

(c)Any increase in Real Property Taxes attributable to Alterations constructed prior to the date hereof shall be deemed to be Direct Expenses and not Tenant Taxes.

4.Early Termination Option. Tenant shall have the right to terminate the Lease (the “Termination Option”), effective as of September 30, 2014 (the “Termination Date”) by delivering notice of Tenant's exercise of the Termination Option (the “Termination Notice”) no later than March 31, 2014. As of the date Tenant properly exercises the Termination Option, any unexercised rights or options of Tenant to extend the Term shall immediately be deemed terminated and of no further force or effect.

5.Option to Renew.

(a)Tenant shall have two (2) successive options to renew (each a “Renewal Option”, and together, the “Renewal Options”) the Term of the Lease beyond the Extension Expiration Date for three (3) months each (individually and together, the “Renewal Term”), on the same terms and conditions set forth in the Lease, except as expressly amended hereby.

(b)A Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not less than six (6) months prior to the commencement of a Renewal Term. If Tenant fails to exercise a Renewal Option in a timely manner as provided above, such Renewal Option shall be void. If Tenant fails to exercise the first Renewal Option in a timely manner, as provided above, the second Renewal Option shall also be void.

6.Condition; Alterations. Tenant is currently in possession of the Premises and accepts the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to (i) perform any alterations, additions, repairs or improvements (except for Landlord's continuing obligations under Sections 7.2, 9.1 and 9.2 of the Lease), (ii) fund or otherwise pay for any alterations, additions, repairs or improvements to the Premises (except in connection with Landlord's continuing obligations under Sections 7.2, 9.1 and 9.2 of the Lease, and without relieving Tenant of its obligation to pay Increases in Direct Expenses as provided in Section 3(b) above), or (iii) grant Tenant any free rent, concessions, credits or contributions of money with respect to the Premises. Any and all repairs, alterations and improvement work shall be made in accordance with Article 7 of the Lease.

7.Miscellaneous.

(a)The Lease, as amended by this Amendment, sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

(b)Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

(c)In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

(d)Capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

(e)Tenant and Landlord, each represents and warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Amendment other than Resource Real Estate Group and The CAC Group (“Brokers”). Landlord shall pay a commission to Brokers in accordance with a separate written agreement with each of them. Landlord and Tenant each shall indemnify and hold the other harmless from and against any claim, loss, liability, damage, fee or charge, so far as the same arises by reason of services alleged to have been rendered in connection with this Amendment by any party other than Brokers, at the instance of, or agreed to by the indemnifying party.

(f)Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

(g)This Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment may be executed in so-called “pdf” format and each party has the right to rely upon a pdf counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LANDLORD:	TENANT:
DOLBY PROPERTIES, LLC, a California limited liability company By: Dolby Laboratories, Inc., a California corporation Managing Member By:/s/ Andy Sherman Name:Andy Sherman Title:EVP and General Counsel	DOLBY LABORATORIES, INC., a California corporation By:/s/ Kevin Yeaman Name:Kevin Yeaman Title:President and Chief Executive Officer

SECOND AMENDMENT TO LEASE AGREEMENT
THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of June 27, 2013, by and between DOLBY PROPERTIES, LLC, a California limited liability company (“Landlord”), and DOLBY LABORATORIES, INC., a California corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant are parties to that certain Lease dated May 14, 1998, as amended by that certain First Amendment to Lease dated December 1, 2004 (as amended, the “Lease”). Pursuant to the Lease, Landlord leases to Tenant space consisting of approximately 104,064 rentable square feet comprised of the entirety of Suite 3000, Suite 4000, the Penthouse and the second (2nd) floor (the “Premises”) in the building located at 999 Brannan Street, San Francisco, California (the “Building”).
B.    Landlord and Tenant desire to, among other things, amend the Lease to extend the Term of Lease on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.Extension. The Term is hereby extended and shall expire on December 31, 2014 (the “Extension Expiration Date”), unless sooner terminated in accordance with the terms of the Lease or extended pursuant to Section 5 below. That portion of the Term commencing on July 1, 2013 (the “Extension Effective Date”) and ending on the Extension Expiration Date shall be referred to herein as the “Extension Term”, and from and after the Extension Effective Date, references in the Lease to the “Term” shall be deemed to include the Extension Term, and references in the Lease to the “Expiration Date” shall mean the Extension Expiration Date.

2.Base Rent. From and after the Extension Effective Date, the schedule of Base Rent payable for the Premises shall be the following:

Period	Base Rent Per Square Foot	Annual Base Rent	Monthly Base Rent
7/01/13 - 12/31/14	$50.00	$5,203,200.00	$433,600.00
01/01/15 - 06/30/15 (Renewal Term) **	$50.00	$5,203,200.00	$433,600.00

** To the extent applicable

All Rent and other sums payable under the Lease, shall be payable by Tenant in accordance with the Lease.

3.Real Property Taxes, Utilities and Services.

(a)During the Extension Term, Tenant shall have no obligation to pay any Increases in Direct Expenses pursuant to Section 4.1.2 of the Lease.

(b)If Tenant exercises either or both of the Renewal Options (as defined below), then, Tenant's obligation to pay Increases in Direct Expenses pursuant to Section 4.1.2 of the Lease shall be reinstated during the Renewal Term (as defined below); provided that for such purposes the Base Year shall be the 2014 calendar year, and provided, further, if the Building is less than ninety-five percent (95%) occupied throughout the Base Year or the Lease Year that includes the Renewal Term, then, for the purposes of calculating Direct Expenses during any such year, the actual Direct Expenses for the calendar year in question shall be increased by Landlord to be the amount of such expenses which Landlord reasonably determines would have been incurred during that calendar year if the Building had been ninety-five percent (95%) occupied throughout such calendar year. Tenant's obligation to pay Increases in Direct Expenses for the Lease Year that includes the Renewal Term shall be prorated on the basis of the number of days during such Lease Year that includes the Renewal Term. Notwithstanding the foregoing, at all times during the Extension Term and the Renewal Term (if applicable), Tenant shall directly contract for, and pay the cost of, all janitorial services for the Building.

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(c)Any increase in Real Property Taxes attributable to Alterations constructed prior to the date hereof shall be deemed to be Direct Expenses and not Tenant Taxes.

4.Early Termination Option. Tenant shall have the right to terminate the Lease (the “Termination Option”), effective as of September 30, 2014 (the “Termination Date”), by delivering notice of Tenant's exercise of the Termination Option (the “Termination Notice”) no later than March 31, 2014. As of the date Tenant properly exercises the Termination Option, any unexercised rights or options of Tenant to extend the Term shall immediately be deemed terminated and of no further force or effect.

5.Option to Renew.

(a)Tenant shall have two (2) successive options to renew (each a “Renewal Option”, and together, the “Renewal Options”) the Term of the Lease beyond the Extension Expiration Date for three (3) months each (individually and together, the “Renewal Term”), on the same terms and conditions set forth in the Lease, except as expressly amended hereby.

(b)A Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not less than six (6) months prior to the commencement of a Renewal Term. If Tenant fails to exercise a Renewal Option in a timely manner as provided above, such Renewal Option shall be void. If Tenant fails to exercise the first Renewal Option in a timely manner, as provided above, the second Renewal Option shall also be void.

6.Condition; Alterations. Tenant is currently in possession of the Premises and accepts the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to (i) perform any alterations, additions, repairs or improvements (except for Landlord's continuing obligations under Sections 7.2, 9.1 and 9.2 of the Lease), (ii) fund or otherwise pay for any alterations, additions, repairs or improvements to the Premises (except in connection with Landlord's continuing obligations under Sections 7.2, 9.1 and 9.2 of the Lease, and without relieving Tenant of its obligation to pay Increases in Direct Expenses as provided in Section 3(b) above), or (iii) grant Tenant any free rent, concessions, credits or contributions of money with respect to the Premises. Any and all repairs, alterations and improvement work shall be made in accordance with Article 7 of the Lease.

7.Miscellaneous.

(a)The Lease, as amended by this Amendment, sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

(b)Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

(c)In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

(d)Capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

(e)Tenant and Landlord, each represents and warrants to the other that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Amendment other than Resource Real Estate Group and The CAC Group (“Brokers”). Landlord shall pay a commission to Brokers in accordance with a separate written agreement with each of them. Landlord and Tenant each shall indemnify and hold the other harmless from and against any claim, loss, liability, damage, fee or charge, so far as the same arises by reason of services alleged to have been rendered in connection with this Amendment by any party other than Brokers, at the instance of, or agreed to by the indemnifying party.

(f)Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

(g)This Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment may be executed in so-called “pdf” format and each party has the right to rely upon a pdf counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LANDLORD:	TENANT:
DOLBY PROPERTIES, LLC, a California limited liability company By: Dolby Laboratories, Inc., a California corporation Managing Member By:/s/ Andy Sherman Name:Andy Sherman Title:EVP and General Counsel	DOLBY LABORATORIES, INC., a California corporation By:/s/ Kevin Yeaman Name:Kevin Yeaman Title:President and Chief Executive Officer

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